SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2004


                             DIAMANT ART CORPORATION
                       f/k/a ART INTERNATIONAL CORPORATION
       (Exact name of registrant as specified in its charter, as amended)




    Ontario, Canada               000-16008                   98-0082514
------------------------    ------------------------    ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



       5 - 7100 Warden Avenue
       Markham, Ontario                                     L3R 5M7
       ----------------------                               --------------------
(Address of principal executive offices)                    (Zip Code)


                                 (800) 278-4723
              (Registrant's telephone number, including area code)

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

         On  November  19,  2004,  the  annual   shareholders   meeting  of  ART
International Corporation (the "Company") was held at the Company's offices located at 5-7100 Warden Avenue, Markham, Ontario, Canada L3R 8B5. At this annual meeting, the shareholders of the Company adopted and approved, among other matters, an Amendment to the Articles of Incorporation of the Company whereby (a) the Company changed its name to "Diamand Art Corporation" and (b) canceled the authority of the Company to issue Class A Preference Shares and Class B Preference Shares, for which no shares of either class were then issued and outstanding. The effective date of the Amendment to the Articles of Incorporation of the Company is November 22, 2004. Further the old trading Symbol ARIOF was changed by NASD/NASDAQ to DIAAF on the NASDAQ BB on December 1, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             DIAMANT ART CORPORATION
                                             f/k/a ART INTERNATIONAL CORPORATION



Date: January 12, 2005                       By /s/ Michel van Herreweghe
                                               ---------------------------------
                                               Michel van Herreweghe,
                                               Chairman